Rule 497(e)

File Nos. 333-145333 and 811-22105

Individual Retirement Bonus VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated December 1, 2011

To the Prospectus dated May 1, 2011

Effective on or about December 1, 2011, Deutsche Investment Management Americas Inc. (the “Advisor”) will assume all day-to-day advisory responsibilities for the DWS Large Cap Value VIP Fund (the “Fund”) that were previously delegated to Deutsche Asset Management International GmbH (“DeAMi”) pursuant to a subadvisory agreement between the Advisor and DeAMi. The Fund’s portfolio managers will continue to provide advisory services to the Fund as employees of the Advisor.

Accordingly, all references to DeAMi on page 18 of your Prospectus are hereby deleted effective on or about December 1, 2011.

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, dated May 1, 2011. Please keep this supplement for future reference.